Exhibit 99.11

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-I

KEY PERFORMANCE FACTORS
April 30, 1998



        Expected B Maturity                                       11/15/00


        Blended Coupon                                            5.8503%



        Excess Protection Level
          3 Month Average  5.44%
          April, 1998  5.85%
          March, 1998  5.81%
          February, 1998  4.67%


        Cash Yield                                  18.66%


        Investor Charge Offs                        4.96%


        Base Rate                                   7.85%


        Over 35 Day Delinquency                     5.03%


        Seller's Interest                           14.63%


        Total Payment Rate                          14.61%


        Total Principal Balance                     $35,947,972,379.88


        Investor Participation Amount               $750,000,000.00


        Seller Participation Amount                 $5,259,577,861.39